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                                                                      exhibit j


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the " Registration Statement") of CitiFunds Trust III of our report dated October 16, 2003, relating to the financial statements and financial highlights which appear in the August 31, 2003 Annual Report to Shareholders of Citi Cash Reserves. We also consent to the references to us under the headings "Independent Accountants and Financial Statements" and "Financial Highlights" in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
December 19, 2003
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                         INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi U.S. Treasury Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities of Citi U.S. Treasury Reserves of CitiFunds Trust III (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003
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                         INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities of Citi Tax Free Reserves of CitiFunds Trust III (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003
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                         INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi Connecticut Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities, including the schedule of investments, of Citi Connecticut Tax Free Reserves of CitiFunds Trust III (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003
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                         INDEPENDENT AUDITORS' CONSENT




To the Trustees and Shareholders of
Citi New York Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities, including the schedule of investments, of Citi New York Tax Free Reserves of CitiFunds Trust III (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003

                         INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi California Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities, including the schedule of investments, of Citi California Tax Free Reserves of CitiFunds Trust III (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003